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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2002

                                  NETGURU, INC.
               (Exact name of Registrant as specified in charter)

        DELAWARE                     0-28560                   22-2356861
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (714) 974-2500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  TRANSACTION WITH LAURUS MASTER FUND, LTD.
                  -----------------------------------------

                  On December 13, 2002, netGuru, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Laurus Master Fund, Ltd. ("Laurus"). Pursuant to the Agreement, the Company issued to Laurus a 6% Convertible Note (the "Note") in the principal amount of $2,000,000 that matures on December 12, 2004. The net proceeds from the Note shall be used for general working capital. The Note, which will be amortized over a 20 month period, may be repaid at the Company's option, in cash or through the issuance of shares of the Company's common stock. The Company will have an option to pay the monthly amortized amount in shares at the fixed conversion price of $1.60 per share if the shares are registered with the Securities and Exchange Commission ("SEC") for public resale and the then current market price is 110% above the fixed conversion price. The Note includes a right of conversion in favor of Laurus. If Laurus exercises its conversion right at any time or from time to time at or prior to maturity, the Note will be convertible into shares of the Company's common stock at a fixed conversion price, subject to adjustments for stock splits, combinations and dividends and for shares of common stock issued for less than the fixed conversion price (unless exempted pursuant to the Agreement).

                  In conjunction with this transaction, Laurus was paid a fee of $200,000 and received a warrant to purchase 200,000 shares of the Company's common stock. The warrant exercise price is computed as follows: $1.76 per share for the purchase of up to 125,000 shares; $2.08 per share for the purchase of an additional 50,000 shares; and $2.40 per share for the purchase of an additional 25,000 shares. The warrant exercise price may be paid in cash, in shares of the Company's common stock (if the fair market value of a single share of common stock exceeds the value of the per share warrant exercise price), or by a combination of both. The warrant expiration date is December 13, 2007. The warrant exercise price and the number of shares underlying the warrant are subject to adjustments for stock splits, combinations and dividends.

                  The Company has agreed to file a registration statement with the SEC to register the public resale by Laurus of the common stock to be issued upon conversion of the Note and/or exercise of the warrant.

                  As security for payment of the Note, the Company and each of its U.S. subsidiaries granted to Laurus a general security interest in their assets. Each of the Company's U.S. subsidiaries also signed a guaranty of payment in favor of Laurus.

                  LEGAL MATTER
                  ------------

                  A complaint for wrongful termination of two former employees was filed against the Company in fiscal year 2002. Subsequently, the parties entered into a Settlement Agreement, the terms of which were not then material to the Company's operations. The Settlement Agreement required the Company to pay a total of $100,000 cash and to issue a total of 80,000 shares of the Company's common stock to the plaintiffs in consideration for past services rendered and to register the public resale of those shares by December 4, 2002.



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                  As required under the Settlement Agreement, the Company filed with the SEC a registration statement on Form S-3 covering the resale of the 80,000 shares. The SEC's Division of Corporation Finance elected to exercise its discretionary power to conduct a review of the Form S-3 as well as a review of the Company's Form 10-KSB for the year ended March 31, 2002 and Form 10-QSBs for the quarters ended June 30, 2002 and September 30, 2002, which are incorporated by reference into the Form S-3. Upon receipt of the SEC's comments on those documents, the Company immediately prepared and delivered to the SEC a response letter and filed amendments to those documents. The Company is awaiting further reply from the SEC. However, as a result of the unanticipated broad review, the Company was unable to complete the registration of the 80,000 shares before the December 4, 2002 deadline. As a result, on December 5, 2002, the court entered a judgment against the Company for approximately $400,000. The Company has since obtained a bond against the judgment amount and has filed a notice of appeal. In the meantime, the Company has begun settlement discussions with the plaintiffs and, depending on the outcome, may cancel the 80,000 shares that are included in the Form S-3.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION
                           Not applicable.

                  (c)      EXHIBITS

                           Exh. No.          Description
                           --------          -----------

                           10.1 netGuru, Inc. Securities Purchase Agreement dated December 13, 2002 by and between netGuru, Inc. and Laurus Master Fund, Ltd.

                           10.2 6% Convertible Note dated December 13, 2002 in the principal amount of $2,000,000 made by netGuru, Inc. in favor of Laurus Master Fund, Ltd.

                           10.3 Common Stock Purchase Warrant dated December 13, 2002 issued by netGuru, Inc. in favor of Laurus Master Fund, Ltd.

                           10.4 Security Agreement dated December 13, 2002 by and between netGuru, Inc. and Laurus Master Fund, Ltd.

                           10.5 Security Agreement dated December 13, 2002 by and between U.S. subsidiaries of netGuru, Inc. and Laurus Master Fund, Ltd.

                           10.6 Guarantee Agreement dated December 13, 2002 by and between U.S. subsidiaries of netGuru, Inc. and Laurus Master Fund, Ltd.

                           99.1 Press Release dated December 20, 2002 Announcing Transaction with Laurus Master Fund, Ltd.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2002                         NETGURU, INC.

                                                 By: /s/ BRUCE K. NELSON
                                                     --------------------------
                                                 Bruce K. Nelson
                                                 Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Exh. No.       Description
--------       -----------

10.1 netGuru, Inc. Securities Purchase Agreement dated December 13, 2002 by and between netGuru, Inc. and Laurus Master Fund, Ltd.

10.2 6% Convertible Note dated December 13, 2002 in the principal amount of $2,000,000 made by netGuru, Inc. in favor of Laurus Master Fund, Ltd.

10.3 Common Stock Purchase Warrant dated December 13, 2002 issued by netGuru, Inc. in favor of Laurus Master Fund, Ltd.

10.4 Security Agreement dated December 13, 2002 by and between netGuru, Inc. and Laurus Master Fund, Ltd.

10.5 Security Agreement dated December 13, 2002 by and between U.S. subsidiaries of netGuru, Inc. and Laurus Master Fund, Ltd.

10.6 Guarantee Agreement dated December 13, 2002 by and between U.S. subsidiaries of netGuru, Inc. and Laurus Master Fund, Ltd.

99.1 Press Release dated December 20, 2002 Announcing Transaction with Laurus Master Fund, Ltd.